UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2022

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane, Greenwich, CT	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 976-6951

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Notes Offering

On October 25, 2022, XPO Escrow Sub, LLC (the “Escrow Issuer”), a wholly owned subsidiary of XPO Logistics, Inc. (“XPO” or the “Company”), completed its previously announced private offering of $355 million in aggregate principal amount of 7.500% notes due 2027 (the “notes”). The notes were issued pursuant to an indenture dated as of October 25, 2022 (the “Base Indenture”) as supplemented by the First Supplemental Indenture dated as of October 25, 2022 (the “Supplemental Indenture,” and the Base Indenture as amended or supplemented by the Supplemental Indenture, the “Indenture”), in each case between the Escrow Issuer and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The notes were issued at an issue price of 98.962% of par. Substantially concurrently with or prior to the consummation of the distribution of shares of the common stock of RXO, Inc. (“RXO”) to XPO’s stockholders (the “distribution”) in connection with the previously announced planned separation of RXO from XPO (the “spin-off”), the Escrow Issuer will merge with and into RXO (such merger, the “Merger,” and the date of such Merger, the “Merger Date”), and RXO will execute a supplemental indenture to the Indenture (the “Second Supplemental Indenture”), as a result of which the notes will become the obligations of RXO (the Escrow Issuer prior to the Merger, and RXO after the Merger, the “Issuer”).

The notes were offered in the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and, outside the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act. The offering of the notes has not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

The notes will accrue interest at a rate of 7.500% per year, payable semi-annually in cash in arrears on May 15 and November 15 of each year, beginning on May 15, 2023. The notes will mature on November 15, 2027, unless earlier repurchased or redeemed, if applicable. The Issuer may redeem some or all of the notes at the applicable redemption price, as described in the Supplemental Indenture.

From and after the Merger Date until, subject to certain conditions, the first date on which the notes have an investment grade rating by at least two rating agencies, the notes will be guaranteed, jointly and severally, by each of the Issuer’s direct and indirect wholly owned domestic subsidiaries (other than certain excluded subsidiaries) that guarantees or is or becomes a borrower in respect of certain other indebtedness of the Issuer or any guarantor of the notes. Prior to the Merger Date and the execution by RXO and the guarantors of the Second Supplemental Indenture, no entity other than the Escrow Issuer will have any obligation to make payment on the notes.

The Indenture contains customary events of default with respect to the notes, including failure to make required payments, failure to comply with certain agreements or covenants and certain events of bankruptcy and insolvency. Events of default under the Indenture arising from certain events of bankruptcy or insolvency will automatically cause the acceleration of the amounts due under the notes. If any other event of default under the Indenture occurs and is continuing with respect to the notes, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding notes may declare the acceleration of the amounts due under the applicable notes.

The notes are the Issuer’s unsecured, unsubordinated debt obligations, and rank equally with the Issuer’s other existing and future unsecured, unsubordinated obligations. The net proceeds from the notes will be placed in an escrow account to be released, subject to the satisfaction of certain terms and conditions, prior to the distribution. RXO intends to use the net proceeds of the notes to (i) fund a cash distribution to XPO (which XPO intends to use to repay existing indebtedness prior to the 12-month anniversary of the distribution), (ii) pay fees, costs and expenses incurred in connection with the separation, distribution, such financing transactions and related transactions and/or (iii) provide working capital to RXO.

In certain circumstances set forth in the Supplemental Indenture relating to the failure of the distribution to be consummated or the Issuer’s notice to the Trustee that it will not pursue the spin-off, the Issuer will be required to redeem the notes then outstanding at a redemption price equal to 101% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the special mandatory redemption date, in accordance with the terms of the Supplemental Indenture.

The foregoing descriptions of the Base Indenture and Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the Base Indenture and the Supplemental Indenture, copies of which are filed as Exhibit 4.1 and Exhibit 4.2 hereto, respectively, and are incorporated into this Item 1.01 by reference.

Intellectual Property License Agreement

On October 24, 2022, in connection with the previously announced planned separation of RXO from XPO, XPO NAT Solutions, LLC ("NAT Solutions"), which became a wholly-owned subsidiary of RXO on October 25, 2022, entered into an Intellectual Property License Agreement (the "Intellectual Property License Agreement") with XPO. The Intellectual Property License Agreement provides NAT Solutions a non-exclusive license to certain XPO software platforms for use in the operation of RXO's businesses, and XPO has (i) licenses to certain software platforms owned by RXO subsidiaries for use in the operation of XPO's retained businesses in Europe and Africa, which shall be exclusive (including with respect to the RXO subsidiaries and their affiliates) for the first three years of the term of the Intellectual Property License Agreement and will be non-exclusive thereafter, (ii) non-exclusive licenses to certain software platforms owned by RXO subsidiaries for use in the operation of XPO's retained businesses in North America and the Caribbean countries and (iii) non-exclusive licenses to certain patents owned by RXO subsidiaries for use in the operation of XPO's retained businesses. The Intellectual Property License Agreement also provides the parties with reciprocal, non-exclusive licenses under certain intellectual property rights owned by RXO subsidiaries and certain intellectual property rights retained by XPO in order to provide the parties freedom to operate their respective businesses.

The foregoing description of the Intellectual Property License Agreement does not purport to be complete and is qualified in its entirety by reference to the Intellectual Property License Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference. Additional information regarding the separation and distribution can be found in RXO's information statement, dated October 17, 2022, which was furnished as Exhibit 99.1 to XPO's Current Report on Form 8-K previously filed with the SEC on October 20, 2022.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document
4.1	Indenture, dated as of October 25, 2022, between XPO Escrow Sub, LLC and U.S. Bank Trust Company, National Association, as Trustee
4.2	First Supplemental Indenture, dated as of October 25, 2022, between XPO Escrow Sub, LLC and U.S. Bank, National Association, as Trustee
10.1	Intellectual Property License Agreement dated as of October 24, 2022, between XPO NAT Solutions, LLC and XPO Logistics, Inc.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements relating to the planned spin-off and the expected timing of the spin-off and the anticipated benefits of the spin-off. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by the company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the company believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include our ability to effect the spin-off of our tech-enabled brokered transportation platform and meet the related conditions of the spin-off, the expected timing of the completion of the spin-off and the terms of the spin-off, our ability to achieve the expected benefits of the spin-off, our ability to retain and attract key personnel for the separate businesses, the risks discussed in our filings with the SEC, and the following: economic conditions generally; the severity, magnitude, duration and aftereffects of the COVID-19 pandemic, including supply chain disruptions due to plant and port shutdowns and transportation delays, the global shortage of certain components such as semiconductor chips, strains on production or extraction of raw materials, cost inflation and labor and equipment shortages, which may lower levels of service, including the timeliness, productivity and quality of service, and government responses to these factors; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our customers’ demands; our ability to implement our cost and revenue initiatives; our ability to benefit from the proposed spin-off; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; goodwill impairment, including in connection with the proposed spin-off; matters related to our intellectual property rights; fluctuations in currency exchange rates; fuel price and fuel surcharge changes; natural disasters, terrorist attacks, wars or similar incidents, including the conflict between Russia and Ukraine and increased tensions between Taiwan and China; risks and uncertainties regarding the potential timing and expected benefits of the proposed spin-off of our tech-enabled brokered transportation platform, including the risk that the spin-off may not be completed on the terms or timeline currently contemplated, if at all; the impact of the proposed spin-off of our tech-enabled brokered transportation platform on the size and business diversity of our company; the ability of the proposed spin-off of our tech-enabled brokered transportation platform to qualify for tax-free treatment for U.S. federal income tax purposes; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; our indebtedness; our ability to raise debt and equity capital; fluctuations in fixed and floating interest rates; our ability to maintain positive relationships with our network of third-party transportation providers; our ability to attract and retain qualified drivers; labor matters, including our ability to manage our subcontractors, and risks associated with labor disputes at our customers and efforts by labor organizations to organize our employees and independent contractors; litigation, including litigation related to alleged misclassification of independent contractors and securities class actions; risks associated with our self-insured claims; risks associated with defined benefit plans for our current and former employees; the impact of potential sales of common stock by our chairman; governmental regulation, including trade compliance laws, as well as changes in international trade policies, sanctions and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; and competition and pricing pressures.

All forward-looking statements set forth in this Current Report on Form 8-K are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this Current Report on Form 8-K speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPO LOGISTICS INC.

Date: October 25, 2022	/s/ Ravi Tulsyan
Ravi Tulsyan
Chief Financial Officer